EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For further information contact:	O’Reilly Automotive, Inc
Greg Henslee

Tom McFall

(417) 862-3333

Joele Frank, Wilkinson Brimmer Katcher
Ed Trissel/Kelly Sullivan
(212) 355-4449

O’REILLY AUTOMOTIVE, INC. ANNOUNCES DATES FOR THE 2008 SECOND
QUARTER EARNINGS RELEASE AND CONFERENCE CALL

•                  Earnings Release Date – Tuesday July 22, 2008 after 5:30pm Central Time

•                  Conference Call Date – Wednesday July 23, 2008 at 10:00am Central Time

Springfield, MO, July 9, 2008 – O’Reilly Automotive, Inc. (the “Company”) (Nasdaq: ORLY) announces the release date for second quarter 2008 earnings as Tuesday, July 22, 2008, with a conference call to follow Wednesday, July 23, 2008.

The Company’s second quarter 2008 earnings will be released after 5:30 p.m. central time on Tuesday, July 22, 2008, and can be viewed, at that time on the Company’s website at www.oreillyauto.com by clicking on “Investor Relations” then “News Room.”

Investors are invited to listen to the Company’s conference call discussing the financial results for the second quarter of 2008, on Wednesday, July 23, 2008, at 10:00 a.m. central time, via web cast on the Company’s website at www.oreillyauto.com by clicking on “Investor Relations” then “News Room.”  A replay of the call will also be available on the Company’s website following the conference call.  We invite interested analysts to join our call.  The dial-in number for the call is (706) 643-0114, the conference call ID number is 55451326.

O’Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets.  Founded in 1957 by the O’Reilly family, the Company operated 1,867 stores in the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, North Carolina, North Dakota, Ohio, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin and Wyoming as of March 31, 2008.